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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): July 26, 2001



                            ViroPharma Incorporated
                            -----------------------
                (Exact name of issuer as specified in charter)




     DELAWARE                        0-021699                     94-2347624
  (State or Other                   (Commission                (I.R.S. Employer
   Jurisdiction                        file                     Identification
of Incorporation or                   number)                      Number)
   Organization)



                           405 EAGLEVIEW BOULEVARD
                           EXTON, PENNSYLVANIA 19341
                   (Address of principal executive offices)


                                (610) 458-7300
             (Registrant's telephone number, including area code)
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Item 5 - Other Events.

       As is more fully described in the attached press release that is incorporated herein by reference, on July 26, 2001, ViroPharma Incorporated reported financial results for the second quarter ended June 30, 2001.


Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)  Exhibits

            Exhibit No.      Description
            -----------      -----------

                99           ViroPharma Incorporated Press Release dated July
                             26, 2001
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                                  Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 ViroPharma Incorporated



Date: July 26, 2001              By: /s/ Michel de Rosen
                                     -------------------
                                         Michel de Rosen
                                         President and Chief Executive Officer
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                               Index to Exhibits


Exhibit No.          Description
-----------          -----------

    99               ViroPharma Incorporated Press Release dated July 26, 2001